SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):      OCTOBER 13, 2000
                                                  --------------------------



                       INTERNATIONAL FAST FOOD CORPORATION
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
          -------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-11386                                   65-0302338
-------------------------------         -----------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA                   33139
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (305) 531-5800
                                                   -----------------------------



                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

         On October 13, 2000, International Fast Food Corporation (the "Company") effectuated an amendment and restatement of the Indenture dated as of November 5, 1997, between the Company, as Issuer, and HSBC Bank USA, as Trustee, regarding the Company's 11% Convertible Senior Subordinated Discount Notes due 2007 (the "Notes") in the current aggregate stated principal amount at maturity of $27,536,000, which became effective as of October 7, 1999 (the "Amended and Restate Indenture"). The Amended and Restated Indenture permits, among other things, the Company to pay interest to the holders of the Notes through the issuance of additional Notes, having the same terms and conditions as the originally issued Notes, in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Notes if such interest were paid in cash.

         A copy of the Amended and Restated Indenture is attached hereto as
Exhibit 4.1.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (c)      EXHIBITS.


       EXHIBIT NO.                 DESCRIPTION                  SEQUENTIAL
       -----------                 -----------                  PAGE NUMBER
                                                                 -----------

           4.1     Amended and Restated Indenture
                   dated October 7, 1999
          10.1     Indenture  dated  November  5,  1997
                   (Incorporated  by reference  to
                   Exhibit  10.01  filed with the Form 10-QSB
                   for the quarter ended September 30, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INTERNATIONAL FAST FOOD CORPORATION



Dated:  October 13, 2000                     By: /S/ MITCHELL RUBINSON
                                                --------------------------------
                                                  Mitchell Rubinson
                                                  Chairman of the Board and
                                                  Chief Executive Officer